UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2016

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000
Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Acadia Healthcare Company, Inc., a Delaware corporation (the “Company”), intends to refinance a portion of the indebtedness outstanding under its amended and restated senior secured credit facility to benefit from terms currently available in the senior secured debt markets. There can be no assurance that the Company will be able to complete the refinancing on terms satisfactory to the Company.

The information contained in this report is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that address future events, occurrences or results. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “would,” “should,” “could” or the negative thereof. Generally, the words “anticipate,” “believe,” “continue,” “expect,” “intend,” “estimate,” “project,” “plan” and similar expressions used in connection with any discussion of the proposed refinancing identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from these forward-looking statements.

The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. Although the Company believes that such expectations, assumptions, estimates and projections are reasonable, forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, many of which are outside of the Company’s control and could cause the Company’s actual results, performance or achievements to differ materially and adversely from any results, performance or achievements expressed or implied by such forward-looking statements.

Given these risks and uncertainties, undue reliance should not be placed on these forward-looking statements. These forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company does not undertake, and expressly disclaims, any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: September 13, 2016	By:	/s/ Christopher L. Howard
Christopher L. Howard Executive Vice President, Secretary and General Counsel